 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

APPLIED OPTOELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V72300-P32018 Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. APPLIED OPTOELECTRONICS, INC. ATTN: LEGAL DEPARTMENT 13139 JESS PIRTLE BLVD. SUGAR LAND, TX 77478 APPLIED OPTOELECTRONICS, INC. Notice of 2025 Annual Meeting Vote by June 11, 2025 11:59 PM ET You invested in APPLIED OPTOELECTRONICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 13139 Jess Pirtle Blvd. Sugar Land, TX 77478 Vote in Person at the Meeting* June 12, 2025 9:30 A.M. Central Time

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V72301-P32018 Voting Items Board Recommends 1. Class III Directors for Election: For Nominees: 01) Chih-Hsiang (Thompson) Lin 02) Richard B. Black 03) Min-Chu (Mike) Chen, Ph.D. 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. To approve, on an advisory basis, the compensation of our named executive officers. For 4. To consider and vote on the amendment of our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to clarify the voting standard that applies to certain future amendments. For 5. To consider and vote on the amendment of our Certificate of Incorporation to increase the number of authorized shares of capital stock and common stock. For NOTE: In their discretion, the proxy holders named in the proxy cards solicited on behalf of our Board of Directors (or their substitutes) are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting including, without limitation, procedural and other matters related to the conduct of the meeting (such as adjournment to a later time or place) and the election of a substitute or alternate nominee if any nominee named above is unwilling or unable to, or for good cause will not, serve if elected.